UNITED STATES DEPARTMENT OF JUSTICE
OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISTRICT OF CALIFORNIA

In Re: ISC8, Inc. Debtor(s).	CHAPTER 11 (BUSINESS)
	Case Number: 8:14-bk-15750-SC
	Operating Report Number: 5
	For the Month Ending: **31-Jan-15**

I. CASH RECEIPTS AND DISBURSEMENTS
A. (GENERAL ACCOUNT*)

1. TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS			1,866,253.76
2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL ACCOUNT REPORTS			957,787.01
3. BEGINNING BALANCE:			908,466.75
4. RECEIPTS DURING CURRENT PERIOD:			
Accounts Receivable - Post-filing		0.00	
Accounts Receivable - Pre-filing		0.00	
Transfer from Other DIP Accounts		0.00	
Transfer from Closed Accounts		0.00	
DIP Funding		0.00	
**Other (Specify)	COBRA payment	5,595.64	
TOTAL RECEIPTS THIS PERIOD:			5,595.64
5. BALANCE:			914,062.39
6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD			
Transfers to Other DIP Accounts (from page 2)		151,195.82	
Disbursements (from page 2)		98,452.11	
TOTAL DISBURSEMENTS THIS PERIOD:***			249,647.93
7. ENDING BALANCE:			664,414.46

8. General Account Number(s): USBANK-5565

Depository Name & Location: US Bank
4100 Newport Place, Ste 100, Newport Beach, CA 92660

* All receipts must be deposited into the general account.
** Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold, to whom, terms, and date of Court Order or Report of Sale.
***This amount should be the same as the total from page 2.

TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee or DIP account	Purpose	*Amount Transfered	**Amount Disbursed	Amount
12/19/2014	1091	Bay, Kirsten	Travel & Expense		4,168.49	4,168.49
12/19/2014	1092	Birch (formerly Cbeyond)	Utilities		132.20	132.20
12/19/2014	1097	Hughes Socol Piers Resnick	Immigration Counsel		3,374.26	3,374.26
12/19/2014	1099	Mainsail Creative	Web Design		1,500.00	1,500.00
12/19/2014	1101	Evan Teran	Consultant		660.00	660.00
12/23/2014	1104	ADT Security Services	Utilities		58.09	58.09
12/23/2014	1105	Computershare Inc.	SEC Compliance		1,351.15	1,351.15
12/23/2014	1106	Coppertree Partners LP	Rent - Kalmus		3,300.00	3,300.00
12/23/2014	1113	Pestonji, Gev Jal	Payroll - International		454.53	454.53
01/08/2015	1116	CDM Media	Marketing - Sponsorship		20,000.00	20,000.00
01/08/2015	1117	Cioffi, Jan	Travel & Expense		168.72	168.72
01/08/2015	1118	Comcast	Utilities		229.02	229.02
01/08/2015	1119	Jones, Neal Devin	Travel & Expense		215.58	215.58
01/08/2015	1120	Merit Network, Inc.	Server Storage		925.00	925.00
01/08/2015	1121	O'Neil Storage	Document Storage		197.59	197.59
01/08/2015	1123	Tax Assessor Collector	Property Tax		3,718.37	3,718.37
01/12/2015	1124	Premiere Global Services	Utilities		1,955.85	1,955.85
01/14/2015	TRNSF	Payroll - USBank 65532	Payroll	39,515.53		39,515.53
01/14/2015	TRNSF	Tax - USBank 65540	Payroll Tax	21,206.68		21,206.68
01/14/2015	TRNSF	Tax - USBank 65540	Payroll Tax	1,260.00		1,260.00
01/15/2015	EFT	US Bank	Bank Charges	580.30		580.30
01/15/2015	TRNSF	Flex - USBank 19224	EE Flex Contributions	352.82		352.82
01/15/2015	TRNSF	Payroll - USBank 65532	Payroll	1,214.72		1,214.72
01/15/2015	TRNSF	Payroll - USBank 65532	Payroll	907.72		907.72
01/23/2015	1128	Broadway Advisors, LLC	Chief Restructuring Officer		15,000.00	15,000.00
01/23/2015	1129	Colonial Life	EE Benefits		114.62	114.62
01/23/2015	1131	GE Capital	Equipment Lease		755.68	755.68
01/23/2015	1133	Jones, Neal Devin	Travel & Expense		757.08	757.08
01/23/2015	1135	Millis, Scott	Travel & Expense		404.59	404.59
01/23/2015	1136	Regus USA	Rent - Texas		2,940.62	2,940.62
01/23/2015	1137	Searcy, Ronald	Contract Development Employee		1,314.00	1,314.00
01/23/2015	1138	United Healthcare	EE Benefits		18,507.57	18,507.57
01/23/2015	1916	Ezra Brutzkus Gubner LLP	Excess DIP Funds received in error sent to EBG Trust	25,000.00		25,000.00
01/29/2015	TRNSF	Payroll - USBank 65532	Payroll	40,139.24		40,139.24
01/29/2015	TRNSF	Tax - USBank 65540	Payroll Tax	21,018.81		21,018.81
01/30/2015	1141	Broadway Advisors, LLC	Chief Restructuring Officer		15,000.00	15,000.00
01/14/2015	1915	San Francisco Chronicle	Legal Ad - Notice of Sale		1,249.10	1,249.10
			TOTAL DISBURSEMENTS THIS PERIOD:	151,195.82	98,452.11	$249,647.93

* Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the "amount" column will be filled in for you.

** Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the "amount" column will be filled in for you.

GENERAL ACCOUNT
BANK RECONCILIATION

Bank statement Date: 1/31/2015 Balance on Statement: $664,414.46

Plus deposits in transit (a):

Deposit Date	Deposit Amount
None	

TOTAL DEPOSITS IN TRANSIT 0.00

Less Outstanding Checks (a):

Check Number	Check Date	Check Amount
1088	12/19/2014	3,500.00
1122	01/08/2015	7,500.00
1125	01/23/2015	58.09
1126	01/23/2015	275.60
1127	01/23/2015	137.88
1130	01/23/2015	4,800.00
1132	01/23/2015	1,400.00
1134	01/23/2015	6,238.73
1139	01/23/2015	4,875.00
1140	01/30/2015	9,444.02
1142	01/30/2015	20,000.00
1143	01/30/2015	265.46
1144	01/30/2015	171.93
1145	01/30/2015	1,603.93
1146	01/30/2015	10,000.00
1147	01/30/2015	2,097.67
1148	01/30/2015	690.00
1149	01/30/2015	27.07
1150	01/30/2015	3,380.69
1151	01/30/2015	750.00
1152	01/30/2015	3,035.00
1153	01/30/2015	3,800.00
1154	01/30/2015	744.87
1155	01/30/2015	5,040.89
1156	01/30/2015	2,457.00
1157	01/30/2015	435.00
1158	01/30/2015	652.07
1160	01/30/2015	815.26
1161	01/30/2015	2,089.37
1162	01/30/2015	138.24
1163	01/30/2015	229.02
1164	01/30/2015	4,831.30
1165	01/30/2015	870.00
1166	01/30/2015	182.00
1167	01/30/2015	10,000.00
1168	01/30/2015	128.92
1169	01/30/2015	823.08
1170	01/30/2015	399.80
1171	01/30/2015	1,710.61
1172	01/30/2015	1,215.00
1173	01/30/2015	86.00
1174	01/30/2015	67.10
1175	01/30/2015	196.93
1176	01/30/2015	8,071.08

TOTAL OUTSTANDING CHECKS: 125,234.61

Bank statement Adjustments:

Explanation of Adjustments-

ADJUSTED BANK BALANCE: $539,179.85

*It is acceptable to replace this form with a similar form

** Please attach a detailed explanation of any bank statement adjustment

I. CASH RECEIPTS AND DISBURSEMENTS
B. (PAYROLL ACCOUNT)

1. TOTAL RECEIPTS PER ALL PRIOR PAYROLL ACCOUNT REPORTS		292,076.48
2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR PAYROLL ACCOUNT REPORTS		290,211.90
3. BEGINNING BALANCE:		1,864.58
4. RECEIPTS DURING CURRENT PERIOD:		81,777.21
(Transferred from DIP General Account)	81777.21	
Returned from Paychex	0	
5. BALANCE:		83,641.79
6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD		
Wire Sent in Error to JPMChase	0.00	
Transfers to Other DIP Accounts (from page 2)	0.00	
Disbursements (from page 2)	82,546.47	
TOTAL DISBURSEMENTS THIS PERIOD:***		82,546.47
7. ENDING BALANCE:		1,095.32

8. PAYROLL Account Number(s): USBANK-5532

Depository Name & Location: US Bank
4100 Newport Place, Suite 100, Newport Beach, CA 92660

TOTAL DISBURSEMENTS FROM PAYROLL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee	Purpose	Amount
01/02/2015	EFT	Paychex of New York	Payroll Fees	526.26
01/05/2015	EFT	Principal Life	Benefits	550.00
01/12/2015	EFT	Principal Life	Benefits	550.00
01/14/2015	EFT	Paychex of New York	Payroll	39,515.53
01/15/2015	EFT	Paychex of New York	Wage Garnishment	138.46
01/16/2015	EFT	Paychex of New York	Payroll Fees	219.26
01/16/2015	EFT	Principal Life	Benefits	550.00
01/29/2015	EFT	Paychex of New York	Wage Garnishment	138.46
01/29/2015	EFT	Paychex of New York	Payroll	40,139.24
01/30/2015	EFT	Paychex of New York	Payroll Fees	219.26
			TOTAL DISBURSEMENTS THIS PERIOD:	82,546.47

PAYROLL ACCOUNT
BANK RECONCILIATION

Bank statement Date: 1/31/2015 Balance on Statement: $1,095.32

Plus deposits in transit (a):

Deposit Date	Deposit Amount
None	

TOTAL DEPOSITS IN TRANSIT 0.00

Less Outstanding Checks (a):

Check Number	Check Date	Check Amount
EFT	1/31/2015	550.00

TOTAL OUTSTANDING CHECKS: 550.00

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE: $545.32

* It is acceptable to replace this form with a similar form
** Please attach a detailed explanation of any bank statement adjustment

I. CASH RECEIPTS AND DISBURSEMENTS
C. (TAX ACCOUNT)

1. TOTAL RECEIPTS PER ALL PRIOR TAX ACCOUNT REPORTS			169,150.06
2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR TAX ACCOUNT REPORTS			168,150.06
3. BEGINNING BALANCE:			1,000.00
4. RECEIPTS DURING CURRENT PERIOD: (Transferred from DIP General Account)			83,624.73
5. BALANCE:			84,624.73
6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD			
Transfers to Other DIP Accounts (from page 2)		0.00	
Disbursements (from page 2)		83,624.73	
TOTAL DISBURSEMENTS THIS PERIOD:***			83,624.73
7. ENDING BALANCE:			1,000.00

8. TAX Account Number(s): USBANK-5540

Depository Name & Location: US Bank
4100 Newport Place, Ste 100, Newport Beach, CA 92660

TOTAL DISBURSEMENTS FROM TAX ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee	Purpose	Amount
01/14/2015	EFT	Paychex of New York	Payroll - Taxes	22,466.68
01/29/2015	EFT	Paychex of New York	Payroll - Taxes	21,018.81
01/29/2015	EFT	Paychex of New York	Payroll - Taxes	40,139.24
			TOTAL DISBURSEMENTS THIS PERIOD:	83,624.73

TAX ACCOUNT
BANK RECONCILIATION

Bank statement Date: 1/31/2015 Balance on Statement: $1,000.00

Plus deposits in transit (a):

Deposit Date	Deposit Amount
None	

TOTAL DEPOSITS IN TRANSIT 0.00

Less Outstanding Checks (a):

Check Number	Check Date	Check Amount
None		

TOTAL OUTSTANDING CHECKS: 0.00

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE: $1,000.00

* It is acceptable to replace this form with a similar form
** Please attach a detailed explanation of any bank statement adjustment

I. CASH RECEIPTS AND DISBURSEMENTS
D. (FLEXIBLE SPENDING ACCOUNT)

1. TOTAL RECEIPTS PER ALL PRIOR FLEX ACCOUNT REPORTS		15,307.13
2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR FLEX ACCOUNT REPORTS		10,758.57
3. BEGINNING BALANCE:		4548.56
4. RECEIPTS DURING CURRENT PERIOD:		
Transferred from FLEX - HSBC 32675	-	352.82
Transferred from DIP General Account	352.82	
5. BALANCE:		4,901.38
6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD		
TOTAL DISBURSEMENTS THIS PERIOD:***		95.00
7. ENDING BALANCE:		4,806.38

8. FLEX Account Number(s): USBANK-9224

Depository Name & Location: US Bank
4100 Newport Place, Ste 100, Newport Beach, CA 92660

TOTAL DISBURSEMENTS FROM FLEX ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee	Purpose	Amount
1/28/15	EFT	Take Care by WW	Service Fee	70.00
1/29/15	EFT	Take Care by WW	EE Reimbursement	25.00
			TOTAL DISBURSEMENTS THIS PERIOD:	95.00

FLEX ACCOUNT
BANK RECONCILIATION

Bank statement Date: 1/31/2015 Balance on Statement: $4,352.48

Plus deposits in transit (a):

Deposit Date	Deposit Amount
None	

TOTAL DEPOSITS IN TRANSIT 0.00

Less Outstanding Checks (a):

Check Number	Check Date	Check Amount
None		

TOTAL OUTSTANDING CHECKS: 0.00

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE: $4,352.48

* It is acceptable to replace this form with a similar form
** Please attach a detailed explanation of any bank statement adjustment

I. D SUMMARY SCHEDULE OF CASH

ENDING BALANCES FOR THE PERIOD:

(Provide a copy of monthly account statements for each of the below)

	DIP General Account:	664,414.46
	DIP Payroll Account:	1,095.32
	DIP Tax Account:	1,000.00
*Other Accounts:	Flexible Spending Account:	4,806.38
	USBank-Payable Account - Closed:	0.00
	USBank-Payrole Account - Closed:	0.00
	HSBC-Operating Account - Closed:	0.00
	HSBC-Flex Account-Closed:	0.00
	HSBC-Payroll Account-Closed:	0.00
	USBank-Savings Account - Closed:	0.00
*Other Monies:		
	**Petty Cash (from below):	0.00

TOTAL CASH AVAILABLE: 671,316.16

Petty Cash Transactions:

Date	Purpose	Amount
None		

TOTAL PETTY CASH TRANSACTIONS: 0.00

* Specify the Type of holding (e.g. CD, Savings Account, Investment Security), and the depository name, location & account#

** Attach Exhibit Itemizing all petty cash transactions

II. STATUS OF PAYMENTS TO SECURED CREDITORS, LESSORS AND OTHER PARTIES TO EXECUTORY CONTRACTS

Creditor, Lessor, Etc.	Frequency of Payments (Mo/Qtr)	Amount of Payment	Post-Petition payments not made (Number)	Total Due
Birch (formerly Cbeyond - CA)	Mo	139.92	0	0.00
Coppertree Partners LP	Mo	3,300.00	0	0.00
Dell Financial Services	Mo	2,131.74	0	0.00
GE Capital	Mo	695.68	0	0.00
Global IP Networks	Mo	750.00	0	0.00
Premiere Global Services (Global Meet)	Mo	823.60	0	0.00
Regus USA	Mo	3,994.54	0	0.00
				0.00
				0.00
				0.00
				0.00
				0.00
				0.00
				0.00
				0.00
				0.00
				0.00
				0.00
				0.00
				0.00
			TOTAL DUE:	0.00

III. TAX LIABILITIES

FOR THE REPORTING PERIOD:

Gross Sales Subject to Sales Tax:	0.00
Total Wages Paid:	0.00

	Total Post-Petition Amounts Owing	Amount Delinquent	Date Delinquent Amount Due
Federal Withholding	0.00	0.00	
State Withholding	0.00	0.00	
FICA- Employer's Share	0.00	0.00	
FICA- Employee's Share	0.00	0.00	
Federal Unemployment	0.00	0.00	
Sales and Use	0.00	0.00	
Real Property	0.00	0.00	
Other:			
TOTAL:	0.00	0.00	

(1) All payroll taxes paid to Paychex in conjunction with Payroll Processing

IV. AGING OF ACCOUNTS PAYABLE AND RECEIVABLE

	*Accounts Payable	Accounts Receivable	
	Post-Petition	Pre-Petition	Post-Petition
30 days or less	0.00		
31 - 60 days	0.00		
61 - 90 days			
91 - 120 days			
Over 120 days			
TOTAL:	0.00	0.00	0.00

V. INSURANCE COVERAGE

	Name of Carrier	Amount of Coverage	Policy Expiration Date	Premium Paid Through (Date)
General Liability	CNA Insurance	$2.0M	10/1/2015	2/1/2015
Worker's Compensation	CNA Insurance	$1.0M	10/1/2015	2/1/2015
Casualty	CNA Insurance	$1.0M	10/1/2015	2/1/2015
Vehicle	CNA Insurance	$1.0M	10/1/2015	2/1/2015
Others: D&O Insurance	National Union Fire Insurance	$5.0M	5/1/2015	5/1/2015
D&O Insurance	Colony Insurance Company	$5.0M	5/1/2015	5/1/2015

VI. UNITED STATES TRUSTEE QUARTERLY FEES (TOTAL PAYMENTS)

Quarterly Period Ending (Date)	Total Disbursements	Quarterly Fees	Date Paid	Amount Paid	Quarterly Fees Still Owing
30-Sep-2014	75.00	325.00	21-Oct-2014	325.00	0.00
31-Dec-2014	901,936.98	4,875.00	23-Jan-2015	4,875.00	0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
		5,200.00		5,200.00	0.00

* Post-Petition Accounts Payable should not include professionals' fees and expenses which have been incurred but not yet awarded by the court. Post-Petition Accounts Payable SHOULD include professionals' fees and expenses authorized by Court Order but which remain unpaid as of the close of the period report

VII SCHEDULE OF COMPENSATION PAID TO INSIDERS

Name of Insider	Date of Order Authorizing Compensation	*Authorized Gross Compensation	Gross Compensation Paid During the Month
Scott Millis	10/7/2014	Pre:$8,039 & Post: $7,308/Biweekly,	14,616.00
Johanna Kirsten Bay	10/7/2014	Pre:$12,475 & Post: $11,539/Biweekly,	23,078.00

VIII. SCHEDULE OF OTHER AMOUNTS PAID TO INSIDERS

Name of Insider	Date of Order Authorizing Compensation	Description	Amount Paid During the Month
Johanna Kirsten Bay	10/7/2014	Travel & Expenses - Bankruptcy & Marketing	4,168.49
		Marketing/Sales and bankruptcy appearances	
Scott Milis	10/7/2014	Travel & Expenses - IT	404.59

* Please indicate how compensation was identified in the order (e.g. $1,000/week, $2,500/month)

3:15 PM
02/17/15
Accrual Basis

ISC8, Inc.
Profit & Loss
January 2015

	Jan 15
Ordinary Income/Expense	
Expense	
60000 · OVERHEAD	51,753.63
70000 · G & A Expenses	153,860.52
78000 · UNALLOWABLE G & A	1,283.98
79000 · ALLOCATION ACCOUNTS	23,785.86
8200 · DIRECT IR&D COSTS	57,092.00
Total Expense	287,775.99
Net Ordinary Income	(287,775.99)
Other Income/Expense	
Other Expense	
9110 · INTEREST EXPENSE	587.13
Total Other Expense	587.13
Net Other Income	(587.13)
Net Income	(288,363.12)

ISC8, Inc.
Balance Sheet
As of January 31, 2015

	Jan 31, 15
ASSETS	
Current Assets	
Checking/Savings	
1000 · Cash & Cash Equivalents	545,531.55
Total Checking/Savings	545,531.55
Accounts Receivable	
1050 · Accounts Receivable	19,866.76
Total Accounts Receivable	19,866.76
Other Current Assets	
1059 · Irvine Sensors Receivable	11,893.79
1062 · Allowance-Other Receivable	(6,996.98)
1100 · Unbilled	110,709.15
1200 · INVENTORY, NET	120,567.54
1500 · Prepaid Expenses	25,384.52
Total Other Current Assets	261,558.02
Total Current Assets	826,956.33
Fixed Assets	
1600 · Property, Plant & Equip	551,013.81
1650 · Accumulated Depr & Amort	(468,710.34)
Total Fixed Assets	82,303.47
Other Assets	
1700 · Goodwill	393,621.18
1701 · Accum Amort - GW Impairment	(393,621.18)
1710 · DEPOSITS - LONG TERM	30,998.80
1720 · Patents & Trademarks	3,746.69
1740 · SOFTWARE TECHNOLOGY-BIVIO	500,000.00
1741 · ACCUM AMORT - SOFTWARE BIVIO	(152,371.20)
1742 · CUSTOMER RELATIONSHIP-BIVIO	100,000.00
1743 · ACCUM AMORT-CSMR RELATION BIVIO	(100,000.00)
1790 · Deferred Costs	31,872.33
1800 · IntraCompany	98,856.60
1810 · INTERCOMPANY RECEIVABLE - UK	3,739,804.32
1900 · INVESTMENT IN SUB - BIVIO	(278,935.00)
1901 · Investment in ISC8 Malaysia	17,916.62
Total Other Assets	3,991,889.16
TOTAL ASSETS	4,901,148.96
LIABILITIES & EQUITY	

ISC8, Inc.
Balance Sheet
As of January 31, 2015

	Jan 31, 15
Liabilities	
Current Liabilities	
Accounts Payable	
2000 · Accounts Payable	1,420,836.71
Total Accounts Payable	1,420,836.71
Other Current Liabilities	
2020 · Accrued Salaries	731,675.72
2090 · Other Accrued Expenses	2,316,032.35
2200 · DEFERRED REVENUE	111,041.47
2250 · ACCRUED LOSS ON CONTRACT	6,537.00
2260 · Advance Billings on Contracts	92,626.27
2270 · Customer Deposits	75,000.00
2450 · Short Term Notes Payable	8,954,842.31
2475 · ST - Capital Lease Obligations	255,844.34
2490 · Derivative Liability - ST	405,252.78
Total Other Current Liabilities	12,948,852.24
Total Current Liabilities	14,369,688.95
Long Term Liabilities	
2500 · Long Term Notes Payable	1,027,163.47
2550 · Pension Liability - LT	874,183.93
2575 · Derivative Liability - LT	392,100.00
2600 · Capital Lease Obligations - LT	42,932.13
Total Long Term Liabilities	2,336,379.53
Total Liabilities	16,706,068.48
Equity	
3002 · PREFERRED STOCK-SERIES B	8.66
3004 · PREFERRED STOCK-SERIES D	27.82
3050 · COMMON STOCK	2,550,819.33
3100 · PAID IN CAPITAL	232,183,192.54
3152 · Deferred Comp Liab-Rabbi Trust	773,234.00
3153 · Common Stock Held by Rabbi Trus	(773,234.00)
3154 · Minority Interest Subsidiaries	324,395.00
3201 · RETAINED EARNINGS	(245,711,674.95)
Net Income	(1,151,687.92)
Total Equity	(11,804,919.52)
TOTAL LIABILITIES & EQUITY	4,901,148.96

XI. QUESTIONNAIRE

		No	Yes
1.	Has the debtor-in-possession made any payments on its pre-petition unsecured debt, except as have been authorized by the court? If "Yes", explain below:	x	

The only payments made on pre-petition unsecured debt is pursuant to the pre-petition wage order entered in this case [Doc. #10]

		No	Yes
2.	Has the debtor-in-possession during this reporting period provided compensation or remuneration to any officers, directors, principals, or other insiders without appropriate authorization? If "Yes", explain below:	x	

No.

3. State what progress was made during the reporting period toward filing a plan of reorganization

The Court set a deadline of January 21, 2015 for the Debtor to file its plan and disclosure statement. See, Scheduling Order Regarding Chapter 11 Status Conference [Doc. #133] entered on November 26, 2014. On January 21, 2015, the Debtor filed its motion to extend the Court's plan filing deadline and its exclusivity periods [Doc. #189]. That motion is currently set for hearing on February 19, 2015 at 9:00 a.m. In December, the Debtor determined that it was in the best interests of its business, its estate and creditors to move forward with an asset sale of its business as a going concern. On December 9, 2014, the Debtor filed its emergency motion to approve, among other things, bid procedures and to set an auction and sale hearing [Doc. #146] (the "Bid Procedures Motion"). The Bid Procedures Motion was approved at a hearing held on December 11, 2014 and pursuant to Court order entered on January 5, 2015 [Doc. #173]. On January 8, 2015, the Debtor filed its motion to sell substantially all of its assets [Doc. #179] which motion is currently set for hearing on February 19, 2015 at 9:00 a.m.

4. Describe potential future developments which may have a significant impact on the case:

See above. The Debtor filed and obtained approval of the Bid Procedures Motion. The Debtor began negotiations of an asset purchase agreement with certain of its insiders, which is described more thoroughly in the Debtor's sale motion [Doc. #179] filed on January 8, 2015.

5. Attach copies of all Orders granting relief from the automatic stay that were entered during the reporting period.

N/A

		No	Yes
6.	Did you receive any exempt income this month, which is not set forth in the operating report? If "Yes", please set forth the amounts and sources of the income below.	x	

N/A

I, Alfred M. Masse, [signature]

declare under penalty of perjury that I have fully read and understood the foregoing debtor-in-possession operating report and that the information contained herein is true and complete to the best of my knowledge.

February 15, 2015
Date

CRO for debtor-in-possession